FUTURITY VARIABLE UNIVERSAL LIFE
UND 14/XXX

A. PROPOSED INSURED

Name

--------------------------------------------------------------------------------
-----------------------------------
Address

--------------------------------------------------------------------------------
-----------------------------------
City                                                        State
    --------------------------------------------------------
                                   Zip
-----------------------------------   ----------------------
Social Security Number        -         -        or Tax Identification Number
                      -------- --------- --------
-----------------------------------
Driver's License Number                          Driver's License State of Issue
                       --------------------------
-----------------------------------
Date of Birth       /      /      Place of Birth
             ------  -----  ------
-----------------------------------
Sex o Male o Female
Permanent U.S. Resident? o Yes o No
U.S. Citizen? o Yes o No
Occupation                                       Employer
          ---------------------------------------
-----------------------------------
Employer's Address

--------------------------------------------------------------------------------
-----------------------------------
City                                             State
    ---------------------------------------------
                                   Zip
-----------------------------------   -----------

B. OWNER INFORMATION

Name
    ---------------------------------------------
Address
       ------------------------------------------
City
    ---------------------------------------------
State                              Zip
     ------------------------------   -----------

Relationship to Insured
                       --------------------------
Social Security or Tax Identification No.
                                         --------
Date of Birth       /      /
             ------  -----  -------
Trust Date          /      /
           --------  -----  -------
State Trust Established In
                          -----------------------
Permanent U.S. Resident? o Yes o No
U.S. Citizen? o Yes o No

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
1 Sun Life Executive Park
Wellesley Hills, MA 02481 1-800-700-6554

C. CONTINGENT OWNER

Name
    ---------------------------------------------
Address
       ------------------------------------------
City
    ---------------------------------------------
State                              Zip
     ------------------------------   -----------
Relationship to Insured
                       --------------------------
Social Security OR Tax Identification No.
                                         --------
Date of Birth       /       /
             ------  ------  ------
Permanent U.S. Resident? o Yes o No
U.S. Citizen? o Yes o No
PLEASE CONTINUE ON NEXT PAGE Policy #:
                                      -----------

PART ONE of APPLICATION FOR FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE

D. BENEFICIARY INFORMATION

Name/Relationship to Insured/Social Security Number

n Primary                  /                             /
--------------------------  ----------------------------  ----------------------
--------------
o Primary o Contingent     /                             /
--------------------------  ----------------------------  ----------------------
--------------
o Primary o Contingent     /                             /
--------------------------  ----------------------------  ----------------------
Unless otherwise specified, the proceeds will be divided equally among all primary Beneficiaries who survive the Insured. If no primary Beneficiary survives the Insured, then the proceeds will be divided equally among all contingent Beneficiaries. If no Beneficiary (primary or contingent) is living, then the proceeds will be paid to the Insured's estate.

E. FACE AMOUNT

Specified Face Amount (excluding Supplemental Benefits)
$
 -------------------------------------------------------------------------------

F. DEATH BENEFIT

o Option A (Specified Face Amount) o Option B (Specified Face Amount plus Account Value)

G. SUPPLEMENTAL

o Payment of Stipulated Amount Rider $
                                      ------------------------------------------
o to age 65 o to age 70
o Accidental Death Benefit Rider, Face Amount $
                                               ---------------------------------
o Waiver of Monthly Deductions Rider

H. PREMIUM/ADVANCED PAYMENT

Planned Periodic Premium Amount $                           (subject to Sun Life
(U.S.) limitations)              ---------------------------
Frequency: o Monthly o Quarterly o Semi-Annually o Annually
If monthly, o Pre-Authorized Check (Pre-Authorized Checking Plan Form must be completed).
o Amount paid with application $                        (Refer to Temporary Life
Insurance Agreement.)           ------------------------

I. CORRECTIONS OR AMENDMENTS (for Sun Life (U.S.) use only)

--------------------------------------------------------------------------------
----------------------------------------


--------------------------------------------------------------------------------
----------------------------------------

--------------------------------------------------------------------------------
----------------------------------------

J. OTHER INSURANCE

Does the Proposed Insured have insurance in force and/or pending with any company including Sun Life (U.S.) and its affiliates?
o Yes o No
If yes, complete the following information:
Company/Business or Personal/Issue year or Pending/Total Amount
                              /                    /                   /
------------------------------ -------------------- ------------------- --------
-------
                              /                    /                   /
------------------------------ -------------------- ------------------- --------
-------
                              /                    /                   /
------------------------------ -------------------- ------------------- --------
-------
                              /                    /                   /
------------------------------ -------------------- ------------------- --------
-------

Has an application for insurance on the Proposed Insured's life been declined or offered on a basis other than applied for?
o Yes o No
If yes, provide details:

--------------------------------------------------------------------------------
-----------------------------------

--------------------------------------------------------------------------------
-----------------------------------
UND 14/XXX

K. REPLACEMENT INFORMATION

Will any existing life insurance or annuity with this or any other insurance company be replaced, changed or used as a source of premium payment for the insurance applied for? If "yes" provide details and necessary forms o Yes o No
--------------------------------------------------------------------------------

-----------------------------------

--------------------------------------------------------------------------------
-----------------------------------
If a replacement is involved, is it intended as an IRC Section 1035 exchange?
 o Yes o No

L. LIFESTYLE INFORMATION ON PROPOSED INSURED

1. Have you, the Proposed Insured, used tobacco (cigarettes, cigars, chewing tobacco, etc.) or nicotine-containing products (nicorette gum, nicotine patch, etc.) within the past 12 months? o Yes o No
If yes, provide details:
                        ----------------------------------------------------
2. Have you, the Proposed Insured, previously used tobacco or nicotine products but have o Yes o No since stopped?
If yes, date stopped:
                      ------------------------------------------------------
3. Do you, the Proposed Insured, plan to travel or reside outside of the U.S. in the next two years? o Yes o No
If yes, provide details:
                        ----------------------------------------------------
4. Have you, the Proposed Insured, within the past two years flown as a pilot or co-pilot in any o Yes o No type of aircraft?
If yes, an Aviation Questionnaire is required on the Proposed Insured.
5. Have you, the Proposed Insured, within the past two years participated in scuba diving, parachuting, hang gliding, motorized racing or any hazardous sport? o Yes o No
If yes, additional information may be required.
6. Have you, the Proposed Insured, in the last three years while operating a motor vehicle, boat or aircraft:
A. been charged with any moving violations? o Yes o No
B. had an operator's license restricted, suspended or revoked? o Yes o No
C. been charged with operating under the influence of alcohol and/or drugs?
    o Yes o No
If yes, provide details:
                         ---------------------------------------------------
UND 14/XXX


M. FAMILY HISTORY OF THE PROPOSED INSURED

Age if Living/Age at Death/State of Health or Cause of death
Father              /                     /
-------------------- --------------------- -------------------------------------
---------------
Mother              /                     /
-------------------- --------------------- -------------------------------------
---------------
Brother(s)          /                     /
-------------------- --------------------- -------------------------------------
---------------

Sister(s)           /                     /
-------------------- --------------------- -------------------------------------
---------------
2. Has any of the Proposed Insured's parents, brothers, or sisters had diabetes, heart disease, or high blood pressure? o Yes o No
If yes, provide details:
                         ---------------------------------------------------

N. HEALTH INFORMATION

For all yes responses to questions 1-8 give diagnosis, dates, duration, names and addresses of attending physicians and medical facilities in the space provided at the end of this section.
1. Proposed Insured's height:                 Proposed Insured's
                              ----------------
weight:
       -------------------
2. Have you, the Proposed Insured, had a change of weight of more than 10 pounds within the past 12 months? o Yes o No
3. Are you, the Proposed Insured, being treated by diet, drugs or other means?
o Yes o No
4. Name and address of primary physician or health care provider of the Proposed
Insured:
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------
Date last seen:
                ---------------------------------------------------------
Reason for visit:
                 --------------------------------------------------------
5. Have you, the Proposed Insured, EVER been diagnosed with or been treated by a physician for:
A. high blood pressure, chest discomfort, stroke, circulatory or heart disorder?
o Yes o No
B. diabetes, sugar in the urine, thyroid, or other glandular (endocrine) disorder? o Yes o No
C. kidney, bladder, urinary, reproductive organ or prostate disorder? o Yes o No
D. protein (albumin), blood or pus in the urine, sexually transmitted disease or venereal disease? o Yes o No
E. cancer, tumor, polyp, or disorder of the skin or breast? o Yes o No
F. asthma, pneumonia, emphysema, or any other respiratory or lung disorder? o Yes o No
G.seizure, convulsion, fainting, loss of consciousness, tremor, paralysis, or other disorder of the nervous system? o Yes o No
H.anxiety, depression, stress, or any other psychological or emotional condition or disorder? o Yes o No
I. colitis, hepatitis, ulcers, or other disorders of the stomach, liver or digestive system? o Yes o No
J. arthritis, gout, back or joint pain, bone fracture, or muscle disorder?
o Yes o No
K. anemia, bleeding, or blood disorder? o Yes o No
L. Acquired Immune Deficiency Syndrome (AIDS) or AIDS-related complex?
o Yes o No
M. a positive blood test for antibodies to the AIDS (HIV) virus? o Yes o No
6. Have you, the Proposed Insured:
A.regularly used amphetamines, marijuana, cocaine, hallucinogens, heroin or other drugs except as prescribed by a physician? o Yes o No
B.been treated or counseled for alcoholism or drug abuse? o Yes o No
C.been advised to reduce consumption of alcohol? o Yes o No
7. Do you, the Proposed Insured, have any health symptoms for which a physician has not been consulted or treatment received? For example, persistent fever, unexplained weight loss, loss of appetite, pain or swelling? o Yes o No
UND 14/XXX

DETAILS
QUESTION DATE DURATION DIAGNOSIS NAME AND ADDRESSES OF ATTENDING
NUMBER PHYSICIANS AND MEDICAL FACILITIES

8. Other than previously stated, have you, the Proposed Insured, within the past five years:

A. had a checkup, consultation, illness, surgery or been hospitalized? o Yes o
No
B. had an electrocardiogram, stress or exercise test, x-ray, blood test or other diagnostic test? o Yes o No
C. been advised to have, or scheduled, any diagnostic test, hospitalization or surgery which was not completed? o Yes o No
UND 14/XXX

O. PLAN USE/SUITABILITY

This policy is intended to be used primarily for (check one):
o Income Replacement o Supplemental Retirement Income o Estate Plan o Charitable Gift
o Split Dollar o Bonus Plan o Key Person o Deferred Compensation Plan
o Business Continuity o Other
                              -------------------------------------------
1. Has it been explained that the values and benefits provided by this policy are based on the investment experience of a separate account and may increase or decrease depending upon the investment experience? o Yes o No
2. Has it been acknowledged that the policy, as applied for, is in accord with the insurance and financial objectives which have been expressed? o Yes o No

P. SIGNATURE SECTION

DECLARATIONS
I/We understand and agree that:
1. The information provided in this Application (Part I and Part II Medical, if required) is the basis for and becomes part of the insurance issued as a result of this Application.
2. No registered representative or medical examiner has the authority to make or modify a Sun Life (U.S.) policy, to decide whether anyone proposed for an insurance policy is an acceptable risk or to waive any of Sun Life (U.S.)'s rights or requirements.
3. In accepting a policy, I/we also accept any corrections and amendments made by Sun Life (U.S.). No change in plan, amount, benefits, age at issue or classification can be made without my/our written consent; however Sun Life (U.S.) may change any non-guaranteed elements to the policy at its sole discretion.
4. Except as provided in a Temporary Life Insurance Agreement having the same number and date as the Application, no insurance requested in this Application will be effective (a) until a policy is issued during the lifetime of the insured and (b) until Sun Life (U.S.) has received the initial premium due on the policy requested, and (c) the statements made in this Application are still complete and true as of the date the policy is delivered.
5. Sales illustrations are used to assist in understanding how the policy could perform over time, under a number of assumptions.
I/we acknowledge that rates of return assumed in sales illustrations are hypothetical only and are not estimates or guarantees. The actual performance of any such policy, including account values, cash surrender values, death benefit and duration of coverage, will be different from what may be illustrated because the hypothetical assumptions used in an illustration may not be indicative of actual future performance. I/we also understand that any sales illustration used is not a contract and will not become part of any policy issued by Sun Life (U.S.).
6. In connection herewith, it is expressly acknowledged that the policy, as applied for, is suitable for the insurance needs and financial objectives of the undersigned.
I/we declare that the statements and answers in this Application are complete and true to the best of my/our knowledge and believe that they are correctly recorded. I/we understand that any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects that person to criminal and civil penalties.
I/we also hereby understand and agree that values and benefits provided by the life insurance policy applied for are based on the investment experience of a separate account and are not guaranteed, such that:
-THE DEATH BENEFIT AMOUNT MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE
VARIOUS SUB-ACCOUNTS.
-THE DURATION OF COVERAGE MAY ALSO INCREASE OR DECREASE, DUE TO THE INVESTMENT EXPERIENCE OF
THESE VARIABLE SUB-ACCOUNTS.
-THE ACCOUNT VALUE AND CASH SURRENDER VALUE MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT
EXPERIENCE OF THESE VARIABLE SUB-ACCOUNTS.
-WITH RESPECT TO THE VARIABLE SUB-ACCOUNTS, THERE IS NO GUARANTEED MINIMUM POLICY VALUE NOR ARE
ANY POLICY VALUES GUARANTEED AS TO DOLLAR AMOUNT.
I/we also acknowledge receipt of a current prospectus from Sun Life (U.S.) for a Futurity Flexible Premium Variable Universal Life product and also from each of the underlying investment companies for the various Sub-Accounts.
AUTHORIZATION:
I, the Proposed Insured authorize any physician, hospital or other medically related facility, insurance company, the Medical Information Bureau or other organization or person that has any records or knowledge of me or my health to give such information to Sun Life Assurance Company of Canada (U.S.) or its reinsurers. The information collected may be disclosed to other insurance companies to which I have applied or may apply, reinsurance companies, the Medical Information Bureau, Inc., or other persons or organizations performing business, professional or insurance functions for Sun Life Assurance Company of Canada (U.S.), or as otherwise legally allowed. I acknowledge receipt of copies of the pre-notification relating to investigative consumer reports and the MIB, Inc. (Medical Information Bureau). This authorization is valid for thirty (30) months from its date. A photocopy of this authorization shall be as valid as the original.
Signed at                     on this              day of
          --------------------        -------------

---------------------
city/state month year


X
 ------------------------------------------------
X
 ------------------------------------------------
Signature of Proposed Insured (not required if under age 15) Proposed Insured's Daytime Telephone Number
X
 ------------------------------------------------
X
 ------------------------------------------------
Signature of Owner (if other than Proposed Insured) Owner's Daytime Telephone Number
X
 ------------------------------------------------
Signature of Co-Owner
X
 ------------------------------------------------
X
 ------------------------------------------------

Signature of witness/registered representative Registered Representative State Insurance License Number
UND 14/XXX

INFORMATION EXCHANGE TO BE GIVEN TO THE PROPOSED INSURED

Information which you provide in your application will be treated as confidential. Sun Life (U.S.) or its reinsurers may, however, make a brief report on the information received in some applications, including yours, to the MIB, Inc. (Medical Information Bureau), a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage, or to which a claim is submitted, the MIB, Inc., will supply such company with whatever information it may have in its files, which may include information provided by Sun Life (U.S.). Upon receipt of a request from you, the MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of any information in your file, you may contact the MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112.
Telephone number: 617-426-3660. Sun Life (U.S.) or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance or to whom your claim for benefits may be submitted if you have given written authorization to release this information to the particular company.

INVESTIGATIVE CONSUMER REPORT -- IMPORTANT NOTICE

As part of our normal procedure, an investigative consumer report may be prepared concerning your character, general reputation, personal characteristics and mode of living. This information will be obtained through personal interviews with your friends, neighbors and associates. A complete and accurate disclosure of the nature and scope of the investigative consumer report, if one is prepared, will be provided upon request to Sun Life (U.S.).

Q. REQUEST FOR TAXPAYER IDENTIFICATION

The INTERNAL REVENUE SERVICE does not require your consent to any provision of this document, other than the certification required to avoid backup withholding.
ITEM 1 OWNER'S TAXPAYER IDENTIFICATION (TIN)
Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). For sole proprietors, this is the owner's SSN. For other entities, it is your employer identification number (EIN).
Social Security Number            -            -
                       ----------- ------------ -----------
OR
Employer Identification Number        -
                               ------- ----------------------
ITEM 2 FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

-------------------------------------------------------
Requestor's Name (Optional)
                           -----------------------------------------------------
----------------
Address
       -------------------------------------------------------------------------
----------------
City                                                    State
     ---------------------------------------------------
                         Zip
------------------------     ------------
CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. The number shown on this form is my correct taxpayer identification number (or, I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. For real estate transactions, Item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. If you are an individual, you should use the name shown on your social security card unless you have changed your name, in which case you should enter the full name on the card plus your new last name. If you are a sole proprietor, you must enter your individual name as shown on your social security card. You may also enter your business name as it was used when you applied for your EIN.

----------------------------------------------------------

--------------------------------------------
Owner/Taxpayer Signature Date
UND 14/XXX

R. FOR REGISTERED REPRESENTATIVE USE ONLY

1. If the Application was taken on a non-medical basis, were answers from the Proposed Insured obtained personally and in your presence? o Yes o No
2. Does the Proposed Insured appear to be in good health? o Yes o No
3. Are you aware of anything about the Proposed Insured's lifestyle, habits or driving record that would have an adverse affect on insurability? o Yes o No If yes, provide details.
                        -----------------------------------------------------
4. Previous address if moved within the last two years:

--------------------------------------------------------------------------------
--------------------

--------------------------------------------------------------------------------
--------------------
5. Will any existing life insurance or annuity with this or any other company be replaced, changed or used as a source of premium payment for the insurance applied for? If "yes", provide details and necessary forms. o Yes o No

--------------------------------------------------------------------------------
--------------------
6. Based on your reasonable inquiry about the Owner's financial situation, insurance objectives and needs, do you believe that the policy as applied for is suitable for the insurance needs and anticipated financial objectives of the Owner? o Yes o No
7. Proposed Insured's Marital Status: o Single o Married o Divorced o Separated
o Other
8. Proposed Insured's Annual Household Income:
o $50,000 or less o $75,001-$100,000 o $150,001-$200,000

o $50,001-$75,000 o $100,001-$150,000 o $200,001 or more
9. Source of prospect:
o Existing Client o Referral o Cold Call o Orphan o Orphan Referral o Direct mail o Client's request
10. General Agent _____________________________________________________________
11. Registered Representatives who will share commission:
REGISTERED REPRESENTATIVE/STATE INSURANCE LICENSE NO./SHARE %/SERVICING REP? LICENSE NUMBER (SELECT ONE)

--------------------------------------------------------------------------------
                     o Yes o No
---------------------

--------------------------------------------------------------------------------
                     o Yes o No
---------------------
12. Broker/Dealer Address

--------------------------------------------------------------------------------
City                                                      State
    ------------------------------------------------------
                            Zip
----------------------------   ---------------------------
Phone                                                     Fax
     -----------------------------------------------------
Broker/Dealer Account
                     -------------------------------------
CERTIFICATION:
I,                                                           certify:
   ----------------------------------------------------------
Print Registered Representative's Name
1. (a) that the questions contained in this Application were asked of the Proposed Insured and Owner and correctly recorded; (b) that this Application, report and any accompanying information are complete and true to the best of my knowledge and belief; (c) that I have given the Proposed Insured the Medical Information Bureau, Inc. (MIB, Inc.) and Consumer Report Notices; and (d) that the provisions of the Temporary Life Insurance Agreement, including limitations and exclusions, have been explained to the Owner.
2. that I have reviewed with the Owner all the policy features and have given a current prospectus for the Futurity Variable Universal Life product and also for each of the underlying investment companies for the various Sub-Accounts.
3. that evidence as to the identities of the Proposed Insured and the Owner and source of funds has been obtained and recorded under procedures maintained by the institution from which payments will be made.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date/State Insurance License No./Signature of Registered Representative
UND 14/XXX

FUTURITY VARIABLE UNIVERSAL LIFE
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
1 Sun Life Executive Park
Wellesley Hills, MA 02481 1-800-700-6554

                 PRE-AUTHORIZED CHECKING PLAN FORM

ACCOUNT INFORMATION

Sun Life (U.S.) Client Name                       Sun Life (U.S.) Client Number
                            ----------------------
------------------------------
Account Name                                      Name of Bank
             -------------------------------------
------------------------------
Address
--------------------------------------------------------------------------------
------------------------------
City                                              State
     ---------------------------------------------
                              Zip
------------------------------   -----------------
Bank Telephone Number
                      ----------------------------
ATTACH A VOIDED CHECK TO THIS FORM. PLEASE NOTE THAT THIS FORM CAN ONLY BE USED FOR THE APPLICATION TO WHICH IT IS ATTACHED.

Select the day of the month the premium should be drafted from your account.

o 1st                  o 10th                        o 20th

I/we authorize (a) Sun Life (U.S.) to initiate debit entries, electronically, by paper means or by any other commercially accepted method, to my (our) checking account designated above, and (b) my (our) bank designated above (BANK) to debit my (our) account for such amount. This authorization is to remain in effect until Sun Life (U.S.) and the BANK have each received written notification from me (or either of us) of its termination in such time and manner as to afford Sun Life (U.S.) and the BANK a reasonable opportunity to act on it. I/we agree that Sun Life (U.S.) shall be fully protected in initiating such a debit entry, and that the BANK shall be fully protected from any liability in the event such a debit entry is dishonored for any reason. Sun Life (U.S.) is instructed to forward this authorization to the BANK.

--------------------------------------------------

--------------------------------------------------
Signature Date

--------------------------------------------------

--------------------------------------------------
Joint Signature Date
PRE-AUTHORIZED CHECKING PLAN FORM

FUTURITY VARIABLE UNIVERSAL LIFE
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
1 Sun Life Executive Park
Wellesley Hills, MA 02481 1-800-700-6554
INVESTMENT DESIGNATION AND OPTIONAL PROGRAM SELECTION

A. PREMIUM PAYMENT ALLOCATION

Please indicate how you would like your premium payments allocated and use whole percentages with a 5% minimum in any Sub-Account and/or Fixed Account Option. Your allocation should total 100%. This allocation will be used for future premium payments, unless otherwise specified. Make check payable to: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.).
SUB-ACCOUNTS
AIM Variable Insurance Funds, Inc.
     % AIM V.I. Capital Appreciation Fund
----
     % AIM V.I. Growth Fund
----
     % AIM V.I. Growth and Income Fund
----
     % AIM V.I. International Equity Fund
----
The Alger American Fund
     % Alger American Growth Portfolio
----
     % Alger American Income and Growth Portfolio
----
     % Alger American Small Capitalization Portfolio
----
Goldman Sachs Variable Insurance Trust
     % Goldman Sachs V.I.T. CORE Large Cap Growth Fund
----
     % Goldman Sachs V.I.T. CORE Small Cap Equity Fund
----
     % Goldman Sachs V.I.T. CORE U.S. Equity Fund
----
     % Goldman Sachs V.I.T. Growth and Income Fund
----
     % Goldman Sachs V.I.T. International Equity Fund
----
MFS/Sun Life Series Trust
     % MFS/Sun Life Capital Appreciation Series
----
     % MFS/Sun Life Emerging Growth Series
----
     % MFS/Sun Life Government Securities Series
----
     % MFS/Sun Life High Yield Series
----
     % MFS/Sun Life Massachusetts Investors Growth Stock Series
----
     % MFS/Sun Life Massachusetts Investors Trust Series
----
     % MFS/Sun Life New Discovery Series
----
     % MFS/Sun Life Total Return Series
----
     % MFS/Sun Life Utilities Series
----
OCC Accumulation Trust
     % OCC Accumulation Trust Equity Portfolio
----
     % OCC Accumulation Trust Mid Cap Portfolio
----
     % OCC Accumulation Trust Small Cap Portfolio
----
     % OCC Accumulation Trust Managed Portfolio
----
Sun Capital Advisers, Inc.
     % Sun Capital Blue Chip Mid Cap Fund
----
     % Sun Capital Investors Foundation Fund
----
     % Sun Capital Money Market Fund
----
     % Sun Capital Investment Grade Bond Fund
----
     % Sun Capital Real Estate Fund
----
     % Sun Capital Select Equity Fund
----
SUN LIFE OF CANADA (U.S.) FIXED ACCOUNT GUARANTEE OPTION
     % Fixed Account
----

B. ASSET ALLOCATION PROGRAM

If participating in the Asset Allocation Program, the initial and any future premium payments will be allocated entirely to the model selected.
1. Select ONE of the following programs: o Conservative Asset Allocation Model
o Moderate Asset Allocation Model
o Aggressive Asset Allocation Model
NOTE: DO NOT complete Section A, PREMIUM PAYMENT ALLOCATION.

C. PORTFOLIO REBALANCING PROGRAM

If participating in the Portfolio Rebalancing Program, exchanges will be made among the Sub-Accounts to ensure they reflect the initial allocation chosen in Section A of the Investment Designation Form, PREMIUM PAYMENT ALLOCATION. These allocations will be used for future payments unless otherwise specified. Premium payments allocated to the Fixed Account Guarantee Option will not be rebalanced.
1. Select the Sub-Accounts and percentages for rebalancing in Section A, PREMIUM PAYMENT ALLOCATION, of the Investment Designation Form. Percentages must be whole and total 100%.
2. Select frequency: o Quarterly o Semi-annually o Annually
NOTE: If you do not make a frequency election, your Portfolio Rebalancing Program will default to quarterly.

D. DOLLAR COST AVERAGING PROGRAM ("DCA")
A $5000 minimum balance is required to begin a Dollar Cost Averaging Program.
1. Select frequency: o Monthly Day of Month: _________________
                                             -----------------
(Choose from 1 to 28)
o Quarterly
NOTE: If you do not make a frequency election your Dollar Cost Averaging Program will default to monthly.
2. Indicate the DOLLAR AMOUNT each Sub-Account is to receive. The minimum transfer amount is $100 per Sub-Account. Transfers will continue until the Owner elects to terminate the program or until the account value in the designated Sub-Account is depleted.
OPTIONAL PROGRAM SELECTION
$
         AIM V.I. Capital Appreciation Fund
--------
         AIM V.I. Growth Fund
--------
         AIM V.I. Growth and Income Fund
--------
         AIM V.I. International Equity Fund
--------
         Alger American Growth Portfolio
--------
         Alger American Income and Growth Portfolio
--------
         Alger American Small Capitalization Portfolio
--------
         Goldman Sachs V.I.T. CORE Large Cap Growth Fund
--------
         Goldman Sachs V.I.T. CORE Small Cap Equity Fund
--------
         Goldman Sachs V.I.T. CORE U.S. Equity Fund
--------
         Goldman Sachs V.I.T. Growth and Income Fund
--------
         Goldman Sachs V.I.T. International Equity Fund
--------
$
         MFS/Sun Life Capital Appreciation Series
--------
         MFS/Sun Life Emerging Growth Series
--------
         MFS/Sun Life Government Securities Series
--------
         MFS/Sun Life High Yield Series
--------
         MFS/Sun Life Massachusetts Investors Growth Stock Series
--------
         MFS/Sun Life Massachusetts Investors Trust Series
--------
         MFS/Sun Life New Discovery Series
--------
         MFS/Sun Life Total Return Series
--------
         MFS/Sun Life Utilities Series
--------
         OCC Accumulation Trust Equity Portfolio
--------
         OCC Accumulation Trust Mid Cap Portfolio
--------
         OCC Accumulation Trust Small Cap Portfolio
--------
         OCC Accumulation Trust Managed Portfolio
--------
         Sun Capital Blue Chip Mid Cap Fund
--------
         Sun Capital Investors Foundation Fund
--------
         Sun Capital Investment Grade Bond Fund
--------
         Sun Capital Money Makret Fund
--------
         Sun Capital Real Estate Fund
--------
         Sun Capital Select Equity Fund
--------

In the future, we may deliver prospectus updates and annual reports to consenting Policyowners electronically by:
o (1) mailing a diskette or CD-ROM containing the document; o (2) e-mailing the document; or
o (3) e-mailing a notice identifying an Internet site where the document can be viewed.
Whichever option you choose, we will supply the documents in a format compatible with: o Microsoft Windows o Macintosh
PLEASE INDICATE YOUR CONSENT BY CHECKING THE APPROPRIATE BOXES.
You may incur online charges to receive a document under option 2 or 3. If you would like to receive these documents in electronic format when available, please check the box and fill in your e-mail address here (______________________________). This consent will be in effect until you revoke it in writing to us. You may revoke it at any time. If you consent to electronic delivery, at any time you also may request that we send you a paper copy.
Policy #: ___________
          -----------


INVESTMENT DESIGNATION
OPTIONAL PROGRAMS ON REVERSE SIDE

TELEPHONE TRANSFER PRIVILEGE

To authorize the Company to make transfers among the various Sub-Accounts and/or to effect changes in your Premium Payment Allocation based upon telephone instructions, initial the box below. By this you acknowledge that you understand and agree (i) neither the Company nor any person acting on its behalf shall be subject to any claim, loss, liability, cost, or expense if acting in good faith upon a telephone instruction reliant on this authorization; (ii) transfer will be made in accordance with procedures established in advance by the Company (details will be sent with contract); and (iii) this authorization shall continue in force until and unless the earlier of (a) written revocation of it is received by the Company or (b) the Company discontinues the privilege.
INITIALS
UND 14/XXX

I understand this authorization for participation in the Optional Program(s) for the policy applied for will continue until my written, signed revocation is received by Sun Life Assurance Company of Canada (U.S.), One Sun
Life Executive Park, Attn:                     ,
                          ---------------------
Wellesley Hills, MA 02481.

----------------------------------------------------------------------

----------------------------------------------------------------------
Owner Signature Date
UND 14/XXX SLPC 4943

-------------------------------------------

-------------------------------------------
Name of Registered Representative Signature of Registered Representative PREMIUM CHECKS MUST BE MADE PAYABLE TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.).
TEMPORARY LIFE INSURANCE APPLICATION

1. Within the last three years, have you, the Proposed Insured, consulted a physician or received treatment for cancer, stroke, pneumonia, heart attack or any disease of the heart? o Yes o No
2. Have you, the Proposed Insured, within the last 60 days had or been advised to have any diagnostic test, treatment or surgery not yet performed? o Yes o No
3. Do you, the Proposed Insured, have health symptoms or complaints for which a physician has not yet been consulted or treatment received? For example, persistent fever, unexplained weight loss, loss of appetite, pain or swelling, etc.? o Yes o No
IF ANY OF THE PREVIOUS QUESTIONS HAS A "YES" ANSWER, NO PAYMENT WILL BE ACCEPTED. IN ADDITION, DO NOT DETACH RECEIPT.
I/we have read and understand the conditions of the Temporary Life Insurance Agreement and agree that the above statements are complete and true to the best of my/our knowledge and believe that they are correctly recorded.

-------------------------------------------

-------------------------------------------
Signature of Proposed Insured Date

-------------------------------------------

-------------------------------------------
Signature of Owner Date
SUN LIFE (U.S.) COPY SLPC 4943

FUTURITY VARIABLE UNIVERSAL LIFE
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
1 Sun Life Executive Park
Wellesley Hills, MA 02481 1-800-700-6554

TEMPORARY LIFE INSURANCE AGREEMENT AND RECEIPT

Sun Life (U.S.) will provide temporary life insurance coverage on the person proposed for insurance, who has signed the Temporary Life insurance Application, made an advance payment and completed Part 1 of the application for the policy, subject to the following:
PERSON COVERED--Coverage will be provided on the Proposed Insured.
START OF COVERAGE--Coverage begins the date you sign the Temporary Life Insurance Application.
LIMITATIONS OF COVERAGE--No coverage will be provided if: (a) any question material to our assessment of the risk on the Temporary Life Insurance Application is not answered completely and truthfully; (b) any question on the Temporary Life Insurance Application is answered "Yes"; or (c) Proposed Insured, whether sane or insane, commits suicide.
AMOUNT AND LIMITATIONS ON AMOUNT--Amount of coverage will be the amount you request in Part 1 of the application associated with this Temporary Life Insurance Application subject to limitations. Coverage on the Proposed Insured under this and all other Sun Life (U.S.) temporary life insurance agreements will be limited to the total coverage provided by such agreements or to $2,000,000, including Accidental Death Benefit, whichever is less. If more than one application is pending on the Proposed Insured and the total amount of insurance applied for exceeds $2,000,000, then the coverage under this Temporary Life Insurance Agreement will be reduced to that proportion of $2,000,000 which the amount applied for under Part 1 of the application associated with this Temporary Life Insurance Application bears to the total amount applied for under all such applications for temporary life insurance coverage.
TERMINATION OF COVERAGE--Coverage will terminate: (a) on written notice from Sun Life (U.S.); (b) on the date a policy is issued and Sun Life (U.S.) has received the balance of any premiums owed; or (c) on the refund of any advance payment made with the applications associated with this Temporary Life Insurance Application; or (d) on the date of your request; or (e) on the ninetieth
(90TH) day following the date of the Temporary Life Insurance Application. PAYMENT OF BENEFITS--If the Proposed Insured dies while covered by this Agreement, the benefit will be paid to the Beneficiary named in the Application for the policy.
AMOUNT PAID--The amount paid, as listed below, will be held by the Company while this Temporary Life Insurance coverage is provided; but this amount is not allocated to any Sub-Account and/or Fixed Account until such date as a policy is issued and the Company receives the balance of any premiums owed. Prior to such date, the Company may deduct Cost of Insurance charges for the period of this Temporary Life Insurance coverage.
Sun Life (U.S.) acknowledges receipt of $ _____________________________ paid in connection with application for life insurance on the life of
                                            dated this            day of
-------------------------------------------            -----------

------------------.

-------------------------------------------

-------------------------------------------
Name of Owner Signature of Owner


-------------------------------------    --------------------------------------
Name of Registered Representative        Signature of Registered Representative

FUTURITY VARIABLE UNIVERSAL LIFE
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
1 Sun Life Executive Park
Wellesley Hills, MA 02481 1-800-700-6554
CLIENT COPY

Sun Life (U.S.) will provide temporary life insurance coverage on the person proposed for insurance, who has signed the Temporary Life insurance Application, made an advance payment and completed Part 1 of the application for the policy, subject to the following:
PERSON COVERED--Coverage will be provided on the Proposed Insured.
START OF COVERAGE--Coverage begins the date you sign the Temporary Life Insurance Application.
LIMITATIONS OF COVERAGE--No coverage will be provided if: (a) any question material to our assessment of the risk on the Temporary Life Insurance Application is not answered completely and truthfully; (b) any question on the Temporary Life Insurance Application is answered "Yes"; or (c) Proposed Insured, whether sane or insane, commits suicide.
AMOUNT AND LIMITATIONS ON AMOUNT--Amount of coverage will be the amount you request in Part 1 of the application associated with this Temporary Life Insurance Application subject to limitations. Coverage on the Proposed Insured under this and all other Sun Life (U.S.) temporary life insurance agreements will be limited to the total coverage provided by such agreements or to $2,000,000, including Accidental Death Benefit, whichever is less. If more than one application is pending on the Proposed Insured and the total amount of insurance applied for exceeds $2,000,000, then the coverage under this Temporary Life Insurance Agreement will be reduced to that proportion of $2,000,000 which the amount applied for under Part 1 of the application associated with this Temporary Life Insurance Application bears to the total amount applied for under all such applications for temporary life insurance coverage.
TERMINATION OF COVERAGE--Coverage will terminate: (a) on written notice from Sun Life (U.S.); (b) on the date a policy is issued and Sun Life (U.S.) has received the balance of any premiums owed; or (c) on the refund of any advance payment made with the applications associated with this Temporary Life Insurance Application; or (d) on the date of your request; or (e) on the ninetieth
(90TH) day following the date of the Temporary Life Insurance Application. PAYMENT OF BENEFITS--If the Proposed Insured dies while covered by this Agreement, the benefit will be paid to the Beneficiary named in the Application for the policy.
AMOUNT PAID--The amount paid, as listed below, will be held by the Company while this Temporary Life Insurance coverage is provided; but this amount is not allocated to any Sub-Account and/or Fixed Account until such date as a policy is issued and the Company receives the balance of any premiums owed. Prior to such date, the Company may deduct Cost of Insurance charges for the period of this Temporary Life Insurance coverage.
Sun Life (U.S.) acknowledges receipt of $ _____________________________ paid in connection with application for life insurance on
the life of                                      dated this day of
            -------------------------------------                 -----------
                    .
--------------------

-------------------------------------------------

-------------------------------------------------

Name of Owner Signature of Owner

-------------------------------------------------

-------------------------------------------------
Name of Registered Representative Signature of Registered Representative PREMIUM CHECKS MUST BE MADE PAYABLE TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.).
TEMPORARY LIFE INSURANCE APPLICATION

1. Within the last three years, have you, the Proposed Insured, consulted a physician or received treatment for cancer, stroke, pneumonia, heart attack or any disease of the heart? o Yes o No
2. Have you, the Proposed Insured, within the last 60 days had or been advised to have any diagnostic test, treatment or surgery not yet performed? o Yes o No
3. Do you, the Proposed Insured, have health symptoms or complaints for which a physician has not yet been consulted or treatment received? For example, persistent fever, unexplained weight loss, loss of appetite, pain or swelling, etc.? o Yes o No
IF ANY OF THE PREVIOUS QUESTIONS HAS A "YES" ANSWER, NO PAYMENT WILL BE ACCEPTED. IN ADDITION, DO NOT DETACH RECEIPT.
I/we have read and understand the conditions of the Temporary Life Insurance Agreement and agree that the above statements are complete and true to the best of my/our knowledge and believe that they are correctly recorded.

-------------------------------------------------

-------------------------------------------------
Signature of Proposed Insured Date

-------------------------------------------------

-------------------------------------------------
Signature of Owner Date
SLPC 4943